SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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US Alliance Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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US Alliance Corporation

4123 SW Gage Center Drive, Suite 240

Topeka, KS 66604

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 2019

TO THE STOCKHOLDERS OF

US Alliance Corporation

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of US Alliance Corporation, a Kansas corporation (“US Alliance” or the “Company”), will be held at KAMMCO, 623 SW Tenth Avenue, Topeka, KS 66612 on Monday, June 3, 2019, at 9:00 a.m. (Central Daylight Savings Time), for the following purposes:

(1)     To elect six directors to hold office for a term of one year each or until their successors are duly elected and qualified;

(2)     To ratify the selection of Kerber, Eck & Braeckel LLP, as US Alliance’s independent registered public accounting firm for the year ending December 31, 2019;

(3)     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 7, 2019, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. Please review the instructions concerning each of your voting options described in the Proxy Statement. Your cooperation will assure that your shares are voted and will also greatly assist us in preparing for the Annual Meeting. The proxy is being solicited by and on behalf of the Board of Directors of US Alliance.

You may vote by completing, signing and returning the proxy in the enclosed pre-addressed, postage paid envelope. Your completed and signed proxy may also be returned to the Company by fax at (785) 228-0202 or email to jack.brier@usalliancecorporation.com. If you return a properly executed proxy card, you are appointing the proxy holder(s), as designated by the Company, to vote your shares. Voting by written proxy will ensure your representation at the Annual Meeting, if you do not attend in person.

Please review our Proxy Statement dated April 10, 2019, and our Annual Report to Shareholders, which accompany this notice. This Proxy Statement and our Annual Report to Shareholders are also available without charge on our website at www.usalliancecorporation.com.

By Order of the Board of Directors

Topeka, Kansas

April 10, 2019

US Alliance Corporation

4123 SW Gage Center Drive, Suite 240

Topeka, KS 66604

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The following information is furnished in connection with a solicitation of proxies by and on behalf of the Board of Directors of US Alliance Corporation (“US Alliance” or the “Company”). The proxies we receive will be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held at KAMMCO, 623 SW Tenth Avenue, Topeka, KS 66612 on Monday, June 3, 2019, at 9:00 a.m. (Central Daylight Savings Time), and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement and the accompanying proxy are first being mailed to our stockholders on or about May 6, 2018.

PROCEDURAL MATTERS

Record Date and Outstanding Shares

Stockholders of record at the close of business on April 7, 2019 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, 7,694,967 shares of the Company’s common stock, $0.10 par value, were issued and outstanding.

Voting and Solicitation

Each stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal that comes before the Annual Meeting. In the election of directors, each stockholder is entitled to vote for six nominees.

You may vote by completing, signing and returning the proxy in the enclosed pre-addressed, postage paid envelope. Your completed and signed proxy may also be returned to the Company by fax at (785) 228-0202 or email to jack.brier@usalliancecorporation.com. If you return a properly executed proxy card, you are appointing the proxy holder(s), as designated by the Company, to vote your shares. Voting by written proxy will ensure your representation at the Annual Meeting, if you do not attend in person.

The cost of this solicitation of proxies will be borne by the Company.

Any proxy representing shares of common stock entitled to be voted at the Annual Meeting that specifies how it is to be voted will be voted accordingly if properly executed and received by the Company before voting begins at the Annual Meeting, or any adjournment(s) thereof. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee and any abstention will not be counted as a vote for a proposal. Any properly executed proxy will be voted in accordance with instructions specified but in the absence of any instructions will be voted “FOR” each proposal and nominee at the Annual Meeting and any adjournment(s) thereof.

Revocability of Proxies

Proxies returned may be revoked at any time before the Annual Meeting. You may change or revoke your proxy by delivering a written notice of revocation to the Secretary of US Alliance Corporation or by completing a new proxy card bearing a later date (which automatically revokes the earlier proxy instructions). Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you so request by notifying the inspector of elections of your intention to revoke your proxy and voting in person at the Annual Meeting.

PROPOSALS TO BE VOTED ON:

(1)     To elect six directors to hold office for a term of one year each or until their successors are duly elected and qualified. Your Board of Directors recommends a yes vote for each nominee.

(2)     To ratify the selection of Kerber, Eck & Braeckel LLP, as US Alliance’s independent registered public accounting firm for the year ending December 31, 2019. Your Board of Directors recommends a yes vote.

(3)     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Corporate Governance

The term of each member of the Board of Directors is annual. The Directors are elected at the annual meeting of stockholders held on the first Monday in June each year and serve in this capacity until the next annual meeting of stockholders, or until their successors are duly elected and qualified. The President serves at the direction of the Board of Directors and was last elected June 4, 2018.

The Board of Directors determined that five of the six Directors nominated for 2019 are "independent" as defined by NASDAQ listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934 (the “Exchange Act”). The non-independent director is Jack H. Brier.

Vote Required

The proxy holders will vote the proxies received by them for US Alliance’s six nominees named below, to hold office for a term of one year each or until their successors are duly elected and qualified unless otherwise instructed. If any nominee of US Alliance Corporation is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for a nominee who is chosen by the present Board of Directors to fill the vacancy. All nominees have indicated their intention to serve.

Currently, directors are elected by a “majority vote” of the Company’s outstanding shares, with each shareholder entitled to one vote per share for each director nominee. Each nominee for director in an uncontested election is required to receive the affirmative vote of a majority of the votes cast in such nominee’s election in order to be elected to the Board.

THE BOARD OF DIRECTORS RECOMMENDS A “YES” VOTE FOR THE NOMINEES LISTED BELOW.

Nominees for Election at the Annual Meeting

The Nominating Committee, consisting of four independent Directors and one non-independent Director as determined under NASDAQ listing standards, recommended the six individuals set forth below for nomination by our full Board of Directors. Five of the current Directors were nominated for re-election and the sixth director will be a new addition to the Board . Based on the Nominating Committee recommendation, our Board of Directors has nominated the six directors for election at the Annual Meeting.

The following table provides information concerning the nominees for election as directors at the Annual Meeting, including information as to each nominee’s age as of the Record Date and position with the Company.

Name of Nominee	Age	Position/Principal Occupation	Director Since
Jack H. Brier (3) (4) (5) (6)	72	Director; Chairman, President and Chief Executive Officer of US Alliance, USALSC, USAIC, USAMC; Chairman and Chief Executive Officer of DCLIC and USALSC - Montana	2009
Kurtis L. Scott (1) (2) (3) (4) (5)	58	Director, Treasurer; Chief Executive Officer, Kansas Medical Mutual Insurance Company	2009
James M. Concannon (1) (3) (4) (5)	71	Director; Professor of Law, Washburn University	2009
Rochelle R. Chronister (2) (3)	79	Director; Retired	2009
William P. Graves (1) (2) (3)	66	Director; Retired	2014
James A. Poolman (7)	48	Director; President, Jim Poolman Consulting Inc.	-

(1)	Member Audit Committee
(2)	Member Compensation Committee
(3)	Member Nominating Committee
(4)	Member Investment Committee
(5)	Member Executive Committee
(6)	Ex Officio Member Audit Committee
(7)	Currently a nominee for the Board. If elected to the Board, it is anticipated that Mr. Poolman will be appointed to the Audit Committee and the Nominating Committee.

The Directors are elected at the annual meeting of stockholders held on the first Monday in June each year and serve in this capacity until the next annual meeting of stockholders, or until their successors are duly elected and qualified. The President serves at the direction of the Board of Directors and was last elected June 4, 2018.

The following is a brief description of the previous business background of the directors and director nominees.

Jack H. Brier currently serves as the Chairman of the Board of Directors, President, and Chief Executive Officer of the Company and has served in those positions since 2009.  He also has served as Chairman of the Board of Directors, President, and Chief Executive Officer of US Alliance Life and Security Company since 2011, and US Alliance Investment Corporation and US Alliance Marketing Corporation since 2012. Mr. Brier has served as a Chairman of the Board of Directors of Dakota Capital Life Insurance Company (“DCLIC”), a wholly owned subsidiary of the Company since August 2017, and US Alliance Life and Security Company – Montana (“USALSC – Montana”), a wholly owned subsidiary of the Company since December 2018. He is the Chairman of Brier Development Co. Inc. Mr. Brier served Kansas as Secretary of State from 1978 through 1987, and as President of Kansas Development Finance Authority from 2000 to 2003. He attended Shawnee Mission public schools. Mr. Brier has a degree in Business Administration from Washburn University and has done graduate study in public administration at the University of Kansas. He is on the Board of Directors of Financial Institution Technologies. Mr. Brier brings to the Board his extensive experience as a founder and the Chief Executive Officer and Chairman of the Board of the Company. He has in-depth knowledge of the Company’s business, strategy and management team. Mr. Brier also has extensive community relations experience with his involvement in civic, business, and philanthropic organizations in the Topeka area.

Kurtis L. Scott serves as a Director and as Treasurer of the Company and has served in that position since 2009. He has served as a Director and Treasurer of US Alliance Life and Security Company since 2011, and US Alliance Investment Corporation and US Alliance Marketing Corporation since 2012. Mr. Scott has also served as a Director of Dakota Capital Life Insurance Company since August 2017 and US Alliance Life and Security Company – Montana since December 2018. From 1989 to the present he has been an officer of Kansas Medical Mutual Insurance Company, first serving as Chief Financial Officer and since 2011 as Chief Executive Officer, and as President and CEO of KAMMCO Health Solutions, Inc. from 2014 to the present. From 1983 to 1989, Mr. Scott served as Chief Examiner with the Kansas Department of Insurance. He received a Bachelor of Science degree in Business Administration with a major in Accounting from Kansas State University in 1983. Mr. Scott’s extensive insurance regulatory experience, financial experience, and insurance experience are benefits he brings to our Company.

James M. Concannon III serves as a Director of the Company and has served in that position since 2009. He also has served as a Director of US Alliance Life and Security Company since 2011, US Alliance Investment Corporation and US Alliance Marketing Corporation since 2012, Dakota Capital Life Insurance Company since August 2017, and US Alliance Life and Security Company – Montana since December 2018. Professor Concannon served as Dean of Washburn University School of Law from 1988-2001. Since he stepped down as Dean, he has continued to serve as a Professor of Law at Washburn and holds the title of Senator Robert J. Dole Distinguished Professor of Law. He is licensed to practice in state courts in Kansas, the U.S. District Court for Kansas, the U.S. Court of Appeals for the Tenth Circuit and the Supreme Court of the United States. Mr. Concannon received the 2012 Justice Award from the Kansas Supreme Court. He served as Research Attorney for the Kansas Supreme Court and was a Visiting Professor at Washington University School of Law in St. Louis. He was a Senior Contributing Editor of Evidence in America: The Federal Rules in the States and serves on the National Conference of Commissioners on Uniform State Laws. Mr. Concannon received his Bachelor of Science from the University of Kansas in 1968 and his Juris Doctorate from the University of Kansas School of Law in 1971. He currently serves as an Independent Trustee of the Ivy Funds, the Ivy Funds Variable Insurance Portfolios and the Ivy InvestEd 529 Funds. Professor Concannon’s board experience as well as his extensive legal background are benefits he brings to our Board.

Rochelle R. Chronister serves as a Director of the Company and has served in that position since 2009.  She also has served as a Director of US Alliance Life and Security Company since 2011, and US Alliance Investment Corporation and US Alliance Marketing Corporation since 2012.  Ms. Chronister served in the Kansas House of Representatives from 1979 to 1995, where she was Chair of the House Appropriations Committee, the House Education Committee, and the Joint House and Senate Committee for Economic Development. From May of 1995 to October of 1999, Ms. Chronister served as the Secretary of the Kansas Department of Social and Rehabilitation Services (“SRS”). She was responsible for the formation of a public-private partnership for reorganization of child protective services making Kansas the first state in the country to contract for services to children-in-need of care for family preservation, adoption and foster care. Ms. Chronister formed an organization with four other Cabinet Secretaries, Connect Kansas, to encourage community coordination for services to children. She serves as Vice-Chair of the Greenbush Educational Foundation. She received her Bachelor of Arts in Microbiology from the University of Kansas in 1961. At the University of Kansas, she was a member of the Mortar Board honorary society and President of Sellards Scholarship Hall. The Board believes that Ms. Chronister should serve as a director because of her knowledge and expertise in economic development, and extensive community relations experience with her involvement in civic and community organizations in Kansas.

William P. Graves serves as a Director and has served in that position since 2014.  He has served as a Director of US Alliance Life and Security Company, US Alliance Investment Corporation, and US Alliance Marketing Corporation since 2014. Mr. Graves has also served as a Director of US Alliance Life and Security Company – Montana since December 2018. He most recently served as President and CEO of the American Trucking Associations from 2003 through 2016.  Mr. Graves serves on the board of the International Speedway Corp, the leading promoter of motorsport racing in America, where he serves on the audit, compensation, nominating, and corporate governance committees.  He also serves as an advisory director for Openforce, the leader in technology-driven services for companies using independent contractors. In January 2003, Mr. Graves completed his second term as governor of Kansas, capping 22 years of service to the state.  As governor, he enacted significant business and individual tax cuts, re-structured governance of higher education, privatized many social service programs and signed into law an historic 10-year, $13 billion comprehensive transportation program improving highways, railroad infrastructure, airports, and public transit service.  Mr. Graves earned a degree in Business Administration from Kansas Wesleyan University in his hometown of Salina and attended graduate school at the University of Kansas.  Mr. Graves brings us business, strategic, and operational expertise through his years of public sector leadership and private sector experience.

James A. Poolman serves as Vice Chairman of the Board of Dakota Capital Life Insurance Company. He has served in that capacity since June 2018. Mr. Poolman has also served as a Director of Dakota Capital Life Insurance Company since inception of DCLIC and Chairman of the Board of Directors from March 31, 2013 to August 2017. Mr. Poolman also serves on other corporate boards including the First International Bank & Trust Board of Directors, and Brokers International, a life insurance and annuities distribution company. He was elected North Dakota Insurance Commissioner in 2000 and reelected in 2004.  While Insurance Commissioner, Mr. Poolman held the post of Vice President for the National Association of Insurance Commissioners from December 2003 to September 2004.  In August 2007, Mr. Poolman resigned his post in North Dakota to start an independent insurance consulting practice based in Bismarck, North Dakota. Mr. Poolman received his Bachelor of Business Administration degree from the University of North Dakota in 1992. He also served four terms in the North Dakota House or Representatives before being elected Insurance Commissioner. Mr. Poolman resides in Bismarck. Mr. Poolman’s service as Insurance Commissioner in North Dakota and the consulting he has provided to insurance companies and insurance agencies throughout the country are benefits he brings to the Board.

There are no family relationships between directors or officers.

Board Meetings and Committees

The Board of Directors of US Alliance held four meetings during 2018. The Board of Directors has a standing Executive Committee, Audit Committee, Compensation Committee, Nominating Committee, and Investment Committee.

All Directors attended all of the four Board of Directors meetings held during 2018 either in person or by phone. In 2018, all five Directors attended the Annual Meeting. US Alliance plans to schedule future annual meetings so that at least a majority of its Directors can attend the Annual Meeting.

Code of Business Conduct and Ethics

The Company has a Code of Business Conduct and Ethics (“Code”) applicable to all directors and team members to help ensure that our business is conducted in accordance with high standards of ethical behavior. The Code is published on our website at www.usalliancecorporation.com under “Important Information.”

Certain Relationships and Related Party Transactions

There were no transactions between the Company and any “related person”, as that term is defined in Item 404 of Regulation S-K under the Exchange Act. The Company’s policies and procedures with respect to the review and approval of any transactions with related persons are set forth in the Code.

Communication with the Board of Directors

Stockholders and other interested parties can communicate with the Board of Directors by writing to US Alliance Corporation, Board of Directors, Attention: Corporate Secretary, 4123 SW Gage Center Drive, Suite 240, Topeka, KS 66604. Inquiries relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee. Other concerns will be referred to the Chairman of the Board of Directors. Any stockholder-related concern will be received and may be acknowledged by the Company’s Board of Directors.

Executive Committee

The Executive Committee of the Board of Directors is currently composed of three directors: Jack H. Brier (chairman), James Concannon, and Kurtis Scott. James Concannon and Kurtis Scott are each deemed to be an independent director as the term is defined by the NASDAQ listing standards.

The Executive Committee met nine times during 2018.

Audit Committee

The Audit Committee of the Board of Directors currently is composed of three directors: Kurtis Scott (chairman), Rochelle Chronister, and William Graves, each of whom is deemed to be an independent director as the term is defined by the NASDAQ listing standards. The Board of Directors has also determined that Mr. Scott qualifies as an "audit committee financial expert," as defined in Item 407 of Regulation S-K. Jack H. Brier is an ex officio member of the Audit Committee. If elected to the Board, it is anticipated that James Poolman will be appointed to the Audit Committee and will be deemed an independent director. There is no written charter for the Audit Committee.

The Audit Committee met two times during 2018. The Audit Committee was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company's financial reporting process, the system of internal financial controls and audits of its financial statements. The Audit Committee (1) provides oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, (2) assists the Board of Directors in oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent public accounting firm’s qualifications, independence and performance, and the Company’s internal accounting and financial controls, and (3) provides to the Board of Directors such information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

Compensation Committee

The Compensation Committee currently is composed of three directors: James Concannon (chairman), Kurtis Scott, and William Graves, each of whom is deemed to be an independent director as the term is defined by the NASDAQ listing standards. The Compensation Committee is authorized to review and recommend to the Board of Directors the compensation and benefits to be paid to the Chief Executive Officer of the Company. The Compensation Committee may perform other duties as from time to time may be determined by the Board of Directors. The Compensation Committee does not have a written charter. The Compensation Committee meets periodically and has not recommended a change in the salary of the Chief Executive Officer since December 2013. The authority of the Compensation Committee may not be delegated, and the Chief Executive Officer has no authority in the Committee’s determination of the compensation or benefits it will recommend to the Board. The Compensation Committee does not retain or rely on a compensation consultant in determining its recommendation.

Nominating Committee

The Nominating Committee currently is composed of all five directors: Jack H. Brier (chairman), Kurtis Scott, James Concannon, Rochelle Chronister, and William Graves. If elected to the Board, it is anticipated that James Poolman will be appointed to the Nominating Committee. All members of the Nominating Committee other than Jack H. Brier, including Mr. Poolman (if so elected and appointed) are deemed to be independent directors as the term is defined by the NASDAQ listing standards. The Nominating Committee meets on call and submits recommendations to the Board of Directors for members of the Board to be submitted to the stockholders for election. The Nominating Committee considers individuals recommended by Company stockholders. Such recommendations should be submitted for the year 2020 Annual Meeting so that it is received by US Alliance no later than December 31, 2019. In considering nominees, the Nominating Committee should address the performance and contribution of incumbent directors, as well as the qualifications of new nominees. The Nominating Committee does not have a written charter. The Nominating Committee considers strong financial experience, extensive community relationships, good and prudent judgement, as well as other characteristics including but not limited to education or experience which constitute a value-added proposition to our existing Board of Directors, to be necessary qualifications for Board members.

Investment Committee

The Investment Committee currently is composed of three directors: Jack H. Brier (chairman), James Concannon, and Kurtis Scott. James Concannon and Kurtis Scott are each deemed to be an independent director as the term is defined by the NASDAQ listing standards. The Investment Committee met three times during 2018. The Investment Committee reviews the investment policy of the company and makes recommendations to the Board of Directors.

Director Compensation

Effective January 1, 2018, Directors receive $500 for each US Alliance Board of Directors meeting and each Board of Directors meeting of US Alliance Life and Security Company (“USALSC”), the Company’s life insurance subsidiary, attended in person, and $250 for each US Alliance and USALSC meeting in which they participate telephonically. Jack H. Brier, James Concannon, and Kurtis Scott receive $400 per month for their service on the Executive Committee. Effective August 1, 2017, Jack H. Brier, Kurtis Scott, and James Concannon were elected to the Board of Directors of Dakota Capital Life Insurance Company (“DCLIC”), a wholly owned subsidiary of the Company. DCLIC Directors receive $500 for each meeting attended in person and $250 for each meeting in which they participate telephonically. Effective December 18, 2018, Jack H. Brier, Kurtis Scott, James Concannon, and William Graves were elected to the Board of Directors of US Alliance Life and Security Company – Montana (“USALSC – Montana”), a wholly owned subsidiary of the Company. USALSC – Montana Directors receive $500 for each meeting attended in person and $250 for each meeting in which they participate telephonically.

The Director Compensation Table for 2018 is set forth below.

					Nonqualified
	Fees			Non-Equity	Deferred
	Earned	Stock	Option	Incentive Plan	Compensation	All Other
	or Paid in	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	Cash ($)	($)	($)	($)	($)	($)	($)
Jack H. Brier	10,300	-	-	-	-	-	10,300
Kurtis Scott	10,050	-	-	-	-	-	10,050
James Concannon	9,800	-	-	-	-	-	9,800
Rochelle Chronister	3,500	-	-	-	-	-	3,500
William Graves	3,500	-	-	-	-	-	3,500

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed and the Board of Directors has affirmed Kerber, Eck & Braeckel LLP (“KEB”) as the independent registered public accounting firm of the Company for the year ending December 31, 2019. KEB also served as the Company's auditor for the years ended December 31, 2017 and December 31, 2018.

Although ratification of the Company’s independent accounting firm by stockholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of KEB, the Audit Committee may reconsider its selection. KEB has audited the Company’s financial statements since 2016. KEB has indicated a representative will be present at the Annual Meeting.

Principal Accountant Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by KEB and RSM.

	Years Ended December 31,
	2018	2017
Audit Fees	$125,500.00	$105,100.00
Audit Related Fees	6,690.00	6,091.00
Tax Fees	19,910.00	11,750.00
All Other Fees	0.00	845.00

Total	$152,100.00	$123,786.00

Audit fees primarily represent fees for financial services provided in connection with the audit of the Company’s consolidated financial statements, statutory financial statements of USALSC, and review of quarterly and annual financial statements and SEC Forms 10-K, 10-Q and 8-K. The increase in fees from 2017 to 2018 is a result of the continued growth of the Company.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent registered public accounting firm to render an audit or permissible non-audit services, the Audit Committee specifically approves the engagement of our independent registered public accounting firm. As such, the engagement of KEB to render audit services, audit related services and other services, and tax services provided by RSM was approved by the Audit Committee in advance of the rendering of the services.

THE BOARD OF DIRECTORS RECOMMENDS A “YES” VOTE FOR RATIFICATION OF OUR INDEPENDENT PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2018 with the Company’s management. The Company’s management has primary responsibility for the Company’s financial reporting process and internal controls as well as preparation of the Company’s consolidated financial statements. The independent registered public accounting firm is responsible for performing an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee is responsible for overseeing and monitoring the independent registered accounting firm’s audit process on behalf of the Board of Directors.

The Audit Committee has discussed with KEB, the Company’s independent registered public accounting firm for the year ended December 31, 2018, the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committees” as amended and adopted by PCAOB. PCAOB Auditing Standard No. 16 requires an auditor to discuss with the Audit Committee, among other things, the auditor’s judgments about the quality, not just the acceptability, of the accounting principles applied in the Company’s financial reporting.

The Audit Committee has also received the written disclosures and the letter from KEB required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with KEB its independence from US Alliance.

Based on the review and discussions referred to above, the Audit Committee recommended to US Alliance’s Board of Directors that the audited financial statements be included in US Alliance’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Kurtis Scott, Chairman

Rochelle Chronister

William Graves

Jack H. Brier (ex officio)

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Company’s Board of Directors is currently composed of five members. Four members are independent and one member (Mr. Brier) is an executive officer of the Company.

Mr. Brier serves as both the principal officer of the Company in his role as President and Chief Executive Officer and Chairman of the Board of Directors. The Company does not have a lead independent director. The Company has determined that this leadership structure is appropriate as the Company was initially formed as a financial holding company and raised capital by intrastate private and public offerings in the state of Kansas through the sale of shares with the purpose of establishing a life insurance company.

The Board of Directors is elected by the stockholders to oversee management and to ensure that the long-term interests of the stockholders are being served. In considering the long-term interests of stockholders, the Board recognizes the importance of considering and addressing the interests of the Company's other major constituents, including policyholders, employees and the communities in which the Company conducts its business. To fulfill this oversight function, the Company’s Board of Directors held four regularly scheduled meetings during the year, at which it reviewed and discussed reports by management on the performance of the Company, its plans and prospects, as well as immediate issues facing the Company. In addition to its general oversight of management, the Board of Directors or its Committees also perform a number of specific functions, including:

□       reviewing, advising, approving and monitoring fundamental financial and business strategies and major corporate actions;

□       assessing major risks facing the Company, and reviewing options for their mitigation;

□       selecting, evaluating and compensating executive management and overseeing executive management succession planning;

□       providing advice and counsel to executive management;

□       providing counsel and oversight on the selection, evaluation, development and compensation of senior management; and

□       ensuring processes are in place for maintaining the integrity of the Company, including the integrity of the financial statements.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date (i) by all persons known to the Company, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the exchange act, to be the beneficial owners of more than 5% of US Alliance’s common stock, (ii) by the executive officers named in the Summary Compensation Table under “Executive Compensation”, (iii) by each director, and (iv) by all current directors and executive officers as a group.

Name	Common Stock Beneficially Owned (1)	Percentage Beneficially Owned (1)
Jack H. Brier (2)	414,800	5.39%
Rochelle Chronister	50,000	*
James Concannon	50,000	*
Kurtis Scott	50,000	*
William Graves	60,000	*
Jeffrey Brown	55,000	*

All directors and executive officers as a group (6 persons)	679,800	8.84%

* represents less than 1%

(1)	As of April 7, 2019, there are 7,694,967 shares issued and outstanding and entitled to vote.
(2)	Includes 20,000 shares owned by Brier Development Company, Inc. of which Jack H. Brier is the sole owner.

MANAGEMENT COMPENSATION

The Compensation Committee assists the Board of Directors in overseeing the management of the Company’s compensation program and chief executive officer performance. In addition, they oversee the evaluation of management and compensation of the President of the Company.

The following Summary Compensation Table sets forth the compensation of the executive officers’ compensation that exceeded $100,000.

Summary Compensation Table Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Total ($)

Jack H. Brier (1)	2018	200,000	107,545	26,235	(3)	333,780

President and Chief Executive Officer	2017	200,000	66,412	28,233	(4)	294,645

Jeffrey Brown (2)	2018	150,000	121,000	-		271,000

Chief Operating Officer, USALSC President, DCLIC & USALSC - Montana	2017	150,000	113,500	-		263,500

(1)	Mr. Brier was elected President and Chief Executive Officer on April 24, 2009.
(2)

Mr. Brown was appointed Chief Operating Officer and Executive Vice President of USALSC in November 2011, President of DCLIC in August 2017, and President of USALSC – Montana in December 2018. He serves as principal financial officer for US Alliance.

(3)	All other compensation for Mr. Brier in 2018 consisted of an automobile allowance of $15,000, insurance premiums of $10,462 and cell phone reimbursement of $773.
(4)	All other compensation for Mr. Brier in 2017 consisted of an automobile allowance of $15,000, insurance premiums of $12,423 and cell phone reimbursement of $810.

Employment Agreements

The Company entered into an Employment Agreement dated June 4, 2018 (the “Employment Agreement”) with Jeff Brown, pursuant to which Mr. Brown serves as the Executive Vice President and Chief Operating Officer of USALSC and President of DCLIC and USALSC - Montana, wholly owned subsidiaries of the Company. The Employment Agreement is for a term of three years, commencing on June 4, 2018 and continuing until January 31, 2021, and subject to renewal as determined by the Board, which may consider the recommendations of Mr. Brier, as the President and Chief Executive Officer of the Company, and of the Compensation Committee. Actuarial surveys produced by Ezra and DW Simpson were reviewed in determining appropriate compensation to be paid to Mr. Brown under the terms of the Employment Agreement. A copy of Mr. Brown’s Employment Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 7, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s executive officers and directors, and certain persons who own more than 10% of a registered class of the Company’s equity securities (“10% Stockholders”), to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during 2018, the Company believes that its executive officers, directors and 10% Stockholders have complied with all Section 16(a) filing requirements applicable to them.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The members of the Compensation Committee of US Alliance Corporation are James M. Concannon (chairman), Kurtis Scott, and William P. Graves. The Committee meets periodically to evaluate the performance of the President and Chief Executive Officer of the Company, Jack H. Brier, and recommend to the Board of Directors the amount of compensation to be paid to Mr. Brier for his service to the Company.

In evaluating Mr. Brier’s performance, the Compensation Committee consistently has determined that he has managed the Company well and worked diligently and effectively to develop opportunities for the Company to grow and ultimately achieve profitability. The Committee has noted the significant increases in premiums received year-over-year by USALSC and DCLIC, the affiliated life insurance companies. In recommending compensation to be paid to Mr. Brier, the Committee has considered many factors in addition to his performance on behalf of the Company, including the need to provide competitive compensation that will be an incentive for Mr. Brier to continue his employment with and service to US Alliance and its affiliated companies, the need to assure that Mr. Brier’s compensation is reasonable and appropriate when compared to compensation paid to other employees of the Company who Mr. Brier supervises, information available to the Committee about compensation paid to comparable executive officers at other insurance companies, long-term corporate objectives, and the financial progress of the Company, USALSC, DCLIC, and USALSC – Montana.

The current base salary, set in 2013, by the Board of Directors for Mr. Brier is $200,000. In addition, he receives as benefits payment of single coverage for health insurance, disability, and long-term care, an allowance for vehicle expenses and cell phone reimbursement. Mr. Brier’s base compensation is unchanged and has been at the current rate since 2013 and the Compensation Committee views it as low. The Compensation Committee remains cautious about its responsibility to stockholders in setting executive compensation during difficult market conditions. Based on the undertaking by Mr. Brier of additional responsibilities for the additional public offering of US Alliance shares and the benefit the offering will provide to existing stockholders, the Compensation Committee in December 2015, recommended and the Board of Directors approved the payment to Mr. Brier of additional compensation in the amount of 2% of the proceeds of the Kansas and North Dakota offerings.

Based on Mr. Brier’s diligent and effective work to develop opportunities for the company to grow, the Compensation Committee in December 2018, recommended and the Board of Directors approved a one-time bonus of $60,000 in 2018.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

James Concannon, Chairman

Kurtis Scott

William Graves

ANNUAL REPORT

Please refer to the Company’s Annual Report on Form 10-K for financial statements, other financial information and management’s discussion and analysis of the financial condition and results of operations of the Company that is available without charge at www.usalliancecorporation.com. In addition, our Form 10-K and all other reports and information filed with the SEC is available on the SEC’s website at www.sec.gov.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

OTHER INFORMATION

A stockholder desiring to submit a proposal for inclusion in US Alliance’s Proxy Statement or director nominees for the year 2020 Annual Meeting must deliver the proposal so that it is received by US Alliance no later than December 31, 2019. You must submit your proposal in writing to the Secretary of the Company at 4123 SW Gage Center Drive, Suite 240, Topeka, KS 66604. Only proposals meeting the requirements of applicable Securities and Exchange rules will be considered for inclusion in US Alliance’s Proxy Statement.

INFORMATION INCORPORATED BY REFERENCE

The financial statements required to be included in this Proxy Statement are incorporated by reference to our Annual Report.

BY ORDER OF THE BOARD OF DIRECTORS

US ALLIANCE CORPORATION

THIS PAGE

INTENTIONALLY

LEFT BLANK

US ALLIANCE CORPORATION

4123 SW Gage Center Drive, Suite 240, Topeka, KS 66604

866-953-4675    ♦    usalliancecorporation.com

# US ALLIANCE CORPORATION
## PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

**This Proxy is Solicited on Behalf of the Board of Directors**

**WHEN COMPLETED AND SIGNED, PLEASE RETURN THIS PROXY BY MAIL,**
**FAX TO (785) 228-0202, OR**
**SCAN & EMAIL TO JACK.BRIER@USALLIANCECORPORATION.COM**

The undersigned hereby constitutes and appoints Jack H. Brier and Kurt Scott, and each or any of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the Annual Meeting of Stockholders of US Alliance Corporation, **to be held at KAMMCO, 623 SW Tenth Avenue, Topeka, KS 66612**, on Monday, June 3, 2018 at 9:00 a.m., and at any adjournments or postponements thereof, and in connection therewith to vote all of the shares of US Alliance Corporation's common stock which the undersigned would be entitled to vote, as set forth below. This proxy revokes all prior proxies given by the undersigned.

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH BELOW.**

**PROPOSAL 1: Election of Directors – Nominees Are: Jack H. Brier, Rochelle R. Chronister, James M. Concannon, William P. Graves, James A. Poolman, and Kurtis L. Scott**

☐ **FOR ALL NOMINEES** ☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT:** ______________________________

| | For | Against | Abstain |
|---|---|---|---|
| **PROPOSAL 2: Approval of Kerber, Eck & Braeckel LLP as Independent Auditors:** | ☐ | ☐ | ☐ |
| **PROPOSAL 3: In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof:** | ☐ | ☐ | ☐ |

**THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BY THE UNDERSIGNED ON THIS PROXY. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE NOMINEES FOR DIRECTOR, FOR THE APPROVAL OF KERBER, ECK & BRAECKEL LLP AS THE COMPANY'S INDEPENDENT AUDITORS, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.**

**NO PROPOSAL IS CONDITIONED UPON THE APPROVAL OF ANY OTHER PROPOSAL.**

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated: ______________________, 2019 Current Email Address: ______________________________

Signature:______________________________ Signature:______________________________

**Important: Shareholders should date this proxy and sign exactly as name(s) appear hereon. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.**

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